UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and

Congress of Industrial Organizations

Housing Investment Trust

(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200

Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Kenneth G. Lore, Esq.

Katten Muchin Rosenman LLP

2900 K Street, N.W., North Tower Suite 200

Washington, DC 20007

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 - December 31, 2016

Item 1. Reports to Stockholders.

A copy of the 2016 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

AFL-CIO HOUSING INVESTMENT TRUST

2016 ANNUAL REPORT

Building on our 30-Year Foundation

CONSTRUCTION JOBS INITIATIVE

 Impacts: 2009 – 2016

The HIT began the Construction Jobs Initiative (CJI) in 2009 in response to the dramatic increase in construction unemployment resulting from the Great Recession and concluded the initiative at the end of 2016. The 89 projects financed during the CJI, at a pace of nearly one per month, had significant impacts on the HIT’s participants, project development on the ground, and local communities.

“As pension funds seek to ensure that their plans are sustainable and fiscally sound, serious consideration should be given to investing more of their capital into funds like the HIT.”

MESSAGE FROM THE

HIT Chairman

The AFL-CIO Housing Investment Trust remains committed to actively investing pension capital in a way that allows for prudent financial management while having a positive community impact year after year. Even in the challenging market environment of 2016, the HIT continued to serve its investors and their beneficiaries. At a time when a number of market factors are making it increasingly difficult for pension funds to maintain optimal funding, the HIT has bettered the benchmark 23 out of 24 years on a gross basis. By adding to construction hours worked on union-built projects, workers’ incomes and contributions to their pension plans increase, further improving the financial health of their plans.

As both Taft-Hartley and public pension funds seek to ensure that their plans are sustainable and fiscally sound, serious consideration should be given to investing more of their capital into funds like the HIT that provide an opportunity for income and asset diversification while putting retirement capital to work in their own backyards.

The HIT is seeking to bring its track record of prudent investment management to other real estate related products. The HIT’s investment adviser subsidiary – HIT Advisers LLC – began operating in October with its headquarters in New York City. HIT Advisers was created to bring the HIT’s three decades of successful investment in union-built housing to new investment arenas where there are opportunities to build communities, create good jobs, and earn competitive investment returns.

Your capital enables the HIT to responsibly invest in development projects and keep its commitment to earning competitive returns. At the same time, these investments can make a difference to the lives of working families and strengthen economies of communities across the U.S.

Richard Ravitch

Chairman, AFL-CIO Housing Investment Trust

ANNUAL REPORT 2016     1

“Now more than ever, working Americans are realizing the power of their retirement capital. It has never been more critical to come together and stand up for our values.”
2 AFL-CIO HOUSING INVESTMENT TRUST

MESSAGE FROM THE

AFL-CIO President

Year in and year out, the AFL-CIO Housing Investment Trust serves as a stalwart protector and promoter of the labor movement’s values from coast to coast. While its strategy remains consistent – providing competitive returns by investing in quality affordable housing that creates union construction jobs – the Trust continues to innovate in ways that allow it to invest in diverse markets and forge new partnerships.

The Trust is embarking on a significant investment initiative across the Midwest – MidWest@Work – to help lift up our brothers and sisters and revitalize communities. The economic decline in manufacturing and union jobs in the region since the 1970s has resulted in decades of disinvestment in city neighborhoods, abandonment of housing, and lack of capital for community and economic development projects. The labor movement must help reverse this decline. The HIT is ensuring that pension capital is part of the revitalization of our heartland. As a leader in responsible investing, the Trust continues to be responsive to the needs of working people and the pension capital it invests.

Now more than ever, working Americans are realizing the power of their retirement capital. It has never been more critical to come together and stand up for our values. The HIT has been bringing the power of our pension funds to communities for over 30 years. As we work to fight for economic stability and workplace justice for all Americans, Labor’s capital is a tremendously powerful tool for promoting our values. Investing in the HIT can further these goals. Thank you for your support.

Richard L. Trumka

President, AFL-CIO

Trustee, AFL-CIO Housing Investment Trust

“The need for responsible investment in America’s communities is more important than ever. The HIT is proud to be a leader in socially responsible investing.”

To Our Investors

For more than 30 years, the AFL-CIO Housing Investment Trust has brought financial expertise and socially responsible investing to the management of pension capital. The HIT has continued to provide its investors with competitive returns and disciplined risk management in volatile market environments. The Trust’s focus on construction-related multifamily securities helps provide these competitive returns while producing the significant collateral benefits of affordable housing and union construction job creation.

No initiative in our history has better exemplified the impact of this strategy than the HIT’s Construction Jobs Initiative (CJI). As it concluded at the end of 2016, the CJI made a tremendous impact for both the HIT’s investors and the communities where it invests. By committing to nearly a project a month during the past eight years, the HIT invested more than $2 billion of its capital, generating significant yield for its portfolio and creating approximately 23,600 union construction jobs. Our work continues beyond the CJI with a strong pipeline of investment for 2017, having a focus on investment in the Midwest through its MidWest@Work Investment Strategy and in New York through the New York City Housing Investment Strategy.

As we approach $6 billion in assets, the Trust is building on its 30-year foundation by seeking to bring its expertise to new investors and new products. The HIT Daily Valued Fund (HIT-DVF), a collective investment trust sponsored by Hand Benefits & Trust, a BPAS company, opened its doors in April to provide defined contribution investors with exposure to many of the HIT’s benefits. It is fully operational with $70 million in assets and growing. The HIT’s investment adviser subsidiary, HIT Advisers LLC, which began operations in the fall, expects to manage a fund focusing on early stage investment in affordable housing and community development projects. In addition, the HIT’s wholly owned subsidiary Building America CDE received a new $45 million allocation of New Markets Tax Credits and will make investments in high impact projects in low-income communities across the U.S. in 2017.

The need for responsible investment in America’s communities is more important than ever. The HIT is proud to be a leader in socially responsible investing. We could not do it without your support. Thank you for your confidence.

Steve Coyle

Chief Executive Officer

ANNUAL REPORT 2016     3

Discussion of Fund Performance

2016 PERFORMANCE & STRATEGY

The HIT returned 2.35% on a gross basis and 1.94% on a net basis for calendar year 2016. We continued to generate positive returns with our prudent portfolio strategy focused on high credit quality multifamily mortgage-backed securities (MBS). While HIT’s returns lagged its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate) for the one-year period, we believe that the strategy has value over the long term as part of core fixed-income portfolios, particularly those seeking diversification, income, and low exposure to principal loss.

The HIT’s long-standing strategy is to construct a higher credit quality portfolio than the Barclays Aggregate and to substitute government/agency credit multifamily MBS for all corporate bonds and most of the Treasury securities in the benchmark. The HIT’s multifamily MBS have helped provide the HIT’s investors with lower credit risk and higher income than its benchmark. These securities have some form of prepayment protection, which helps the portfolio produce more stable cash flows and helps the HIT manage its interest rate risk. They can also provide principal protection. Multifamily MBS spreads tightened in 2016, contributing positively to the HIT’s performance.

While the HIT’s concentration in multifamily MBS benefitted its returns in 2016, its lack of corporate bonds – which showed exceptional performance for 2016 – and lack of lower credit quality securities – which showed much better performance than higher credit quality securities – were the primary reasons for the benchmark’s higher returns for 2016. Corporate bonds, which represented over 25% of the Barclays Aggregate, posted excess returns of 493 basis points for the year, while AAA, AA, A, and BBB rated securities posted excess returns of 3, 203, 353, and 665 basis points, respectively.

Given this market environment, the Barclays Aggregate might have been expected to outperform the HIT by a wider margin. However, the HIT’s concentration in mulifamily MBS (two- thirds of the portfolio as of December 31, 2016), its ongoing yield advantage, and slightly short duration position allowed the HIT to stay competitive with the Barclays Aggregate despite these market forces.

The HIT provides the benefits of a core fixed-income fund whose returns are highly correlated to the Barclays Aggregate but with a very different composition. This difference can provide valuable diversification benefits from other fixed- income investments that hold corporate bonds, whose performance tends to be correlated to equities.

AVERAGE ANNUAL TOTAL RETURNS As of December 31, 2016	COMPARISON OF A $50,000 INVESTMENT in the HIT and Barclays Aggregate (10 Years)

AFL-CIO HOUSING INVESTMENT TRUST GROSS	AFL-CIO HOUSING INVESTMENT TRUST NET	BLOOMBERG BARCLAYS US AGGREGATE BOND INDEX

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

4	AFL-CIO HOUSING INVESTMENT TRUST

2016 MARKET ENVIRONMENT

Two key market indicators have significant impact on the HIT’s absolute and relative performance – the movement of interest rates across the yield curve and the behavior of spreads for its multifamily MBS product relative to other spread products. 2016 proved to be a volatile year for both of these factors.

Interest rates

Subdued global growth, low inflation, and elevated geopolitical risks drove government borrowing rates lower early in 2016. Although U.S. rates started to rise slightly during the summer on more hawkish statements from the Federal Reserve, they remained very low until the November election. U.S. Treasury yields then rose significantly across the curve, more than reversing the declines by year-end. The prospects for fiscal stimulus, a softer regulatory environment, and increased inflation risk contributed to the higher post-election rates. The bond market sell-off eroded much of the strong absolute return for the U.S. investment grade fixed-income sector. The Barclays Aggregate’s return dropped from 4.99% for the 10 months through October to 2.65% for the year. On the short end of the curve, as anticipated, the Federal Open Market Committee raised the federal funds rate by 25 basis points in December. The sell-off in the fourth quarter impacted the HIT as it did the bond market generally.

Spreads

During 2016, global quantitative easing and accommodative monetary policy exacerbated the low interest rate environment and investors added spread-based product in search of yield. As a result of increased demand, spreads tightened for the year, including high credit quality multifamily MBS, the HIT’s focus. For 2016, Ginnie Mae permanent and construction/permanent loan certificate spreads contracted by 46 and 43 basis points, respectively, and the Fannie Mae multifamily DUS “benchmark” 10/9.5 spread fell by 25 basis points. This multifamily MBS spread tightening contributed positively to the HIT’s relative performance.

U.S. TREASURY YIELD CURVE SHIFT	MULTIFAMILY SPREADS Spread to 10-year U.S. Treasuries

Source: Bloomberg L.P.	Source: HIT and Securities Dealers

ANNUAL REPORT 2016	5

Discussion of Fund Performance

“With union pension funds increasing their allocations to the HIT, North America’s Building Trades Unions are fast moving toward a future where we become an even greater investor in residential construction projects that safely employ our members and create strong, risk-adjusted returns for our funds.”

–Sean McGarvey, President, North America’s Building Trades Unions; Trustee, AFL-CIO Housing Investment Trust

LOOKING FORWARD

The world faces an uncertain and volatile post-election environment. There was a dramatic reaction to the U.S. presidential and congressional results, with bond yields, equity prices, and the dollar rising significantly. Uncertainty about the priorities of the new administration and the public discourse about legislation that will be introduced are likely to continue having real impacts on the economy and the markets. Expectations of lower taxes and large infrastructure expenditures have been noted as reasons for increased inflation risk. However, a variety of macroeconomic factors and monetary policies may counterbalance this risk.

Geopolitical risks remain across the globe. In Europe, the implementation of Brexit and the growing spread of populism may disrupt global markets. China’s cooling economy and shifting U.S. trade policies could also be unsettling to markets. In addition, military conflicts and ongoing unrest in the Middle East are risk factors.

In this economic and political environment, the HIT plans to continue managing its portfolio in line with its long-term strategy and investment mandate. The HIT has a long track record of providing competitive returns while taking less credit risk than the many other core fixed-income products. The HIT recognizes that interest rates are still very low and there is asymmetry between how low rates can fall versus how high they can climb. The HIT managed its duration during 2016 and is currently managing its duration to be slightly shorter than its benchmark to defend against a rising rate environment. However, this positioning is subject to adjustment as the market environment will likely remain dynamic.

The HIT will continue to be disciplined, providing investors with an investment option that is designed to produce competitive income in rising or falling rate environments, while protecting their capital with high credit quality fixed-income investments that also generate union construction jobs and affordable housing.

PORTFOLIO DISTRIBUTION Based on value of total investments, including unfunded commitments, as of December 31, 2016.

6	AFL-CIO HOUSING INVESTMENT TRUST

DIVERSIFICATION BENEFITS

With its negative correlation to equities, the HIT provides diversification benefits, as shown below. Despite its lack of exposure to corporate bonds, the HIT’s returns are highly correlated with its benchmark, the Barclays Aggregate.

CORRELATION OF MONTHLY

YEAR-OVER-YEAR CHANGES IN INDICES

Periods ending December 31, 2016

	Five Year	Ten Year
HIT Net	1.00	1.00
Bloomberg Barclays US Aggregate Bond Index	0.99	0.96
Bloomberg REIT Index	0.54	0.07
U.S. Standard & Poor’s 500 Index	-0.38	-0.18
United Kingdom FTSE 100 Index	-0.40	-0.05

Source: Haver Analytics, Bloomberg LP, Bloomberg Barclays US
Aggregate Bond Index, and the HIT

RISK COMPARISON As of December 31, 2016
	HIT	Barclays
Superior Credit Profile
U.S. Government/Agency/AAA/Cash	95.5%	71.8%
A & Below	0.1%	24.4%
Superior Yield
Current Yield: 23 basis point advantage	3.23%	2.99%
Yield to worst: 23 basis point advantage	2.79%	2.56%
Similar Interest Rate Risk
Effective Duration	5.49	5.82
Convexity	0.13	0.11
Similar Call Risk
Call Protected	77%	72%
Not Call Protected	23%	28%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

HIT NET ASSET GROWTH 1991 through 2016 in $ Billions

ANNUAL REPORT 2016	7

MULTIFAMILY INVESTMENTS

In 2016, the HIT closed on seven new multifamily transactions investing $153 million into projects creating or preserving 843 units of housing across the country. These projects generated $320 million in total development and created more than 1,200 union jobs for members of the building and construction trades.* As noted above, with an increased demand for spread-based products as investors reached for yield, there was increased competition for multifamily product, which made closing deals, particularly FHA-insured multifamily construction-related loans, increasingly competitive. While tightening spreads benefitted the HIT’s multifamily MBS portfolio, the increased competition made capturing new multifamily MBS challenging for the HIT, with its focus on prudent long term-investments for its investors rather than chasing yield.

The HIT also saw developers opting for bank financing in its core markets as larger banks offered very competitive lending terms for multifamily construction. However, we observed this trend shifting in the second half of 2016 as bank regulators focused on credit risk and worries about absorption increased in some markets. Given the countercyclical nature of the FHA and bank lending markets, we expect that more developers may seek FHA financing if this trend in bank underwriting standards continues into 2017 and beyond. This would be positive for the HIT since FHA product has traditionally been very important to the HIT’s portfolio, representing over half of the HIT’s multifamily volume in recent years.

The HIT expects to continue growing its pipeline of potential investments through its initiative investing strategy. These investment initiatives allow the HIT to focus on building strong partnerships in its target markets and to assemble a more robust pipeline of projects and bring more investments into its portfolio. In 2016, as the HIT concluded its Construction Jobs Initiative, it focused on developing its next phase of initiatives to expand its pipeline going forward.

In 2017, the HIT intends to focus on two key areas. First, its New York City Housing Investment Strategy is the latest phase of the HIT’s 15-year commitment to New York City, which seeks to invest $1 billion to construct or preserve up to 20,000 affordable units across the city. Second, the $1.2 billion MidWest@Work Investment Strategy is an initiative to spur economic development in the industrial Midwest, covering the states that border the Great Lakes, from Upstate New York to Minnesota.

Both of these initiatives are underway. In 2017, the HIT will continue to strengthen and expand partnerships across the country with housing finance agencies, for- and non-profit developers, select mortgage bankers, and construction trades unions. These relationships are expected to lead to greater financing opportunities in New York City and the Midwest. The HIT’s initiatives are expected to play an important part in its sourcing and capturing multifamily MBS, which contribute to HIT’s performance.

*Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail.

8    AFL-CIO HOUSING INVESTMENT TRUST

Cherry Street Lofts, Bridgeport, Connecticut

●  $35 million HIT purchase of Connecticut Housing Finance Authority bonds

●  $54 million adaptive rehabilitation of two historic buildings

●  157 apartments with 126 (80%) affordable

●  Expected to create approximately 235 union construction jobs

●  First multifamily new construction in the area in over a decade

Gateway North, Lynn, Massachusetts

●  $19 million HIT purchase of Mass Housing bonds

●  $31 million total development investment

●  71-unit, new construction mixed-income, mixed-use development

●  10 workforce housing units; 53 affordable units; 8 market-rate units

●  Expected to create approximately 130 union construction jobs

●  First multifamily project to receive assistance from new $100 million MassHousing Workforce Housing Fund

Other Important Information

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2016, and held for the entire period ended December 31, 2016.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended December 31, 2016” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only):

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc. and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www. sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Expenses Paid During
	Beginning Account Value	Ending Account Value	Six-Month Period Ended
	July 1, 2016	December 31, 2016	December 31, 2016*
Actual expenses	$ 1,000	$ 975.30	$ 1.94
Hypothetical expenses (5% annual return before expenses)	$ 1,000	$ 1,023.18	$ 1.98

*Expenses are equal to the HIT’s annualized expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2016 HIT PARTICIPANTS MEETING

The 2016 Annual Meeting of Participants was held in Washington, D.C., on Wednesday, December 21, 2016. The following matters were put to a vote of the Participants at the meeting through the solicitation of proxies:

Richard Ravitch was elected to chair the Board of Trustees by: votes for 3,714,745.363; no votes against; votes abstaining 26,405.177; votes not cast 1,459,942.981.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Sean McGarvey, Jack Quinn, Kenneth Rigmaiden, Elizabeth Shuler, Marlyn J. Spear and Richard L. Trumka.

Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 3,708,606.119; no votes against; votes abstaining 32,544.421; votes not cast 1,459,942.981.

THE TABLE BELOW DETAILS VOTES PERTAINING TO TRUSTEES WHO WERE REELECTED AT THE ANNUAL MEETING.

Trustee	Votes For	Votes Against	Votes Abstaining*
Vincent Alvarez	3,496,204.006	0	244,946.534
James Boland	3,528,379.654	0	212,770.886
Tony Stanley	3,708,606.119	0	32,544.421

*Votes not cast: 1,459,942.981

10    AFL-CIO HOUSING INVESTMENT TRUST

FINANCIAL STATEMENTS

December 31, 2016

Madison Construction
MaxiFlex

Lionel James, Laborers Local 6
Chicago, IL

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and counterparties. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 22, 2017

12       AFL-CIO HOUSING INVESTMENT TRUST

Statement of Assets and Liabilities

December 31, 2016 (dollars in thousands, except per share data)

Assets
Investments, at value (cost $6,007,793)	$6,024,395
Cash	627
Accrued interest receivable	18,496
Receivables for investments sold	242
Other assets	1,711
Total assets	6,045,471

Liabilities
Payables for investments purchased	193,520
Redemptions payable	53,222
Income distribution and capital gains payable, net of dividends reinvested of $11,290	1,645
Refundable deposits	372
Accrued salaries and fringe benefits	4,409
Other liabilities and accrued expenses	1,550
Total liabilities	254,718

Other commitments and contingencies (Note 4)	—

Net assets applicable to participants’ equity —
Certificates of participation—authorized unlimited;
Outstanding 5,201,499 units	$5,790,753

Net asset value per unit of participation (in dollars)	$1,113.29

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$5,778,808
Net unrealized appreciation of investments	16,602
Distribution in excess of net investment income	(2,059)
Accumulated net realized loss, net of distributions	(2,598)
Total participants’ equity	$5,790,753

See accompanying Notes to Financial Statements.

ANNUAL REPORT2016	13

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2016 (dollars in thousands)

FHA Permanent Securities (2.7% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$8	$8	$8
Multifamily	3.65%	Dec-2037	9,530	9,760	9,409
	3.75%	Aug-2048	4,035	4,031	3,986
	4.00%	Dec-2053	64,730	64,706	64,101
	4.79%	May-2053	4,820	5,078	4,954
	5.35%	Mar-2047	7,313	7,323	7,388
	5.55%	Aug-2042	7,908	7,911	7,950
	5.60%	Jun-2038	2,430	2,435	2,443
	5.65%	Oct-2038	1,891	1,921	1,896
	5.80%	Jan-2053	2,041	2,051	2,219
	5.87%	May-2044	1,771	1,770	1,873
	5.89%	Apr-2038	4,568	4,572	4,622
	6.02%	Jun-2035	4,235	4,236	4,261
	6.20%	Apr-2052	11,527	11,522	12,961
	6.40%	Aug-2046	3,790	3,792	4,141
	6.48%	Nov-2041	6,208	6,443	6,247
	6.60%	Jan-2050	3,357	3,388	3,757
	6.75%	Apr-2040 - Jul-2040	4,816	4,801	4,852
	7.20%	Oct-2039	2,823	2,827	2,845
	7.50%	Sep-2032	1,316	1,313	1,360
	7.93%	Apr-2042	2,666	2,666	2,704
			151,775	152,546	153,969
Total FHA Permanent Securities			$151,783	$152,554	$153,977

Ginnie Mae Securities (29.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$5,718	$5,787	$6,105
	4.50%	Aug-2040	3,429	3,506	3,710
	5.50%	Jan-2033 - Jun-2037	3,131	3,120	3,552
	6.00%	Jan-2032 - Aug-2037	1,993	1,994	2,265
	6.50%	Jul-2028	58	58	67
	7.00%	Apr-2026 - Jan-2030	1,173	1,177	1,365
	7.50%	Nov-2017 - Aug-2030	623	630	724
	8.00%	Sep-2026 - Nov-2030	486	494	578
	8.50%	Jun-2022 - Aug-2027	423	426	479
	9.00%	Mar-2017 - Jun-2025	125	125	140
	9.50%	Sep-2021 - Sep-2030	41	41	46
			17,200	17,358	19,031
Multifamily	1.73%	May-2042	4,073	4,082	4,049
	2.15%	May-2056	9,286	9,268	9,203
	2.18%	May-2039	7,127	7,187	7,121
	2.20%	Jun-2056	9,784	9,762	9,689
	2.25%	Dec-2048	12,170	12,065	12,071
	2.30%	Mar-2056 - May-2056	52,721	52,558	52,430
	2.30%	Oct-2056	31,463	31,096	31,099
	2.31%	Nov-2051	7,076	7,077	6,717
	2.32%	Apr-2054	22,449	23,071	20,467
	2.35%	Dec-2040 - Nov-2056	36,433	36,949	34,948
	2.40%	Aug-2047	12,975	13,006	12,920
	2.43%	Nov-2038	20,000	20,093	19,992
	2.50%	Jul-2045 - Mar-2057	42,605	42,674	42,244
	2.53%	Jul-2038 - Feb-2040	32,753	33,225	32,857
	2.55%	Feb-2048	22,365	22,544	21,032

14	AFL-CIO HOUSING INVESTMENT TRUST	continued

Ginnie Mae Securities (29.8% of net assets) continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
2.60%	Apr-2048 - Apr-2056	$57,629	$57,981	$57,827
2.70%	May-2048	28,755	29,260	28,830
2.70%	Jul-2056	16,495	16,697	16,494
2.70%	Jan-2053	51,015	51,473	49,866
2.72%	Feb-2044	1,031	1,064	1,035
2.79%	Apr-2049	21,741	21,996	21,756
2.82%	Apr-2050	1,500	1,535	1,484
2.87%	Feb-2036 - Dec-2043	25,000	25,330	25,118
2.89%	Mar-2046	32,000	32,242	32,022
3.00%	Mar-2051	20,000	20,114	19,870
3.05%	May-2044	45,500	45,832	46,012
3.05%	Mar-2051-May-2054	11,545	11,608	11,268
3.06%	Aug-2040	4,062	4,171	4,079
3.10%	Jan-2044 - Apr-2055	28,040	28,395	28,197
3.13%	Nov-2040	745	765	747
3.19%	Jan-2049	17,025	17,737	17,087
3.20%	Jul-2041 - Oct-2053	24,686	24,846	24,963
3.24%	Apr-2051	5,228	5,311	5,289
3.25%	Sep-2054	35,000	34,673	35,250
3.26%	Nov-2043	20,000	20,037	20,202
3.30%	May-2055	10,000	9,491	9,977
3.33%	Jun-2043	15,000	15,542	15,281
3.35%	Nov-2042 - Mar-2044	25,000	24,447	25,254
3.37%	Dec-2046	19,200	19,483	19,331
3.40%	Apr-2017 - Jul-2046	7,785	8,057	7,896
3.47%	Apr-2046	7,848	8,385	8,023
3.49%	Mar-2042	28,000	29,166	28,619
3.49%	Feb-2044	4,000	4,222	4,073
3.50%	Feb-2051 - Jan-2054	31,363	31,191	32,029
3.53%	May-2042	10,000	10,175	10,179
3.55%	Apr-2051	5,684	5,897	5,797
3.57%	Apr-2053	33,698	36,180	35,281
3.59%	Sep-2041 - Sep-2050	17,929	19,074	18,314
3.59%	Nov-2044	26,166	26,998	26,802
3.66%	Sep-2052	6,500	6,765	6,621
3.67%	Nov-2035	17,143	17,963	17,681
3.71%	Nov-2052	9,442	10,226	9,841
3.74%	Dec-2045	8,583	8,182	8,679
3.77%	Sep-2046 - Sep-2053	12,522	13,557	12,800
3.81%	Dec-2053	10,544	10,642	10,897
3.84%	Sep-2051	7,375	7,703	7,585
3.85%	Apr-2046	10,001	10,031	12,387
3.85%	Oct-2054	31,151	31,305	32,687
3.85%	Jan-2056	33,031	33,365	33,112
3.86%	Oct-2047	2,971	2,997	2,987
3.90%	Jun-2045 - Apr-2055	36,703	37,624	38,371
3.92%	Aug-2039	48,430	52,143	50,556
3.95%	Jul-2053	5,918	5,931	6,169
3.99%	Sep-2043	1,676	1,746	1,682
4.00%	May-2049	11,564	12,465	11,735
4.05%	Feb-2052	6,352	6,354	6,593
4.05%	Oct-2053	58,819	63,568	64,507
4.09%	Feb-2056	57,626	58,498	61,879
4.10%	May-2051	4,106	4,510	4,340

continued

ANNUAL REPORT 2016	15

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2016 (dollars in thousands)

Ginnie Mae Securities (29.8% of net assets) continued

	Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value
	4.15%	Jun-2053		$2,196	$2,228	$2,306
	4.25%	Sep-2038		36,968	37,193	38,251
	4.29%	Mar-2053		48,504	48,562	54,091
	4.42%	Feb-2031		30,148	30,272	31,354
	4.45%	Jun-2055		2,615	2,507	2,826
	4.50%	May-2038		19,574	21,441	20,364
	4.63%	Sep-2037	[1]	1,500	1,462	1,543
	4.70%	Oct-2056		3,395	3,579	3,726
	4.90%	Mar-2044	[1]	1,000	991	1,031
	5.05%	Apr-2049	[1]	2,750	2,751	2,781
	5.15%	Dec-2050		15,157	15,012	16,706
	5.25%	Apr-2037		19,750	19,743	21,099
	5.34%	Jul-2040		11,288	11,130	11,888
	5.45%	Sep-2037		13,113	14,366	14,116
	5.55%	May-2049	[1]	10,015	10,016	10,193
				1,610,380	1,640,860	1,644,475
When Issued[2]	3.50%	June-2057		60,250	64,392	62,270
Total Ginnie Mae Securities				$1,687,830	$1,722,610	$1,725,776

Fannie Mae Securities (36.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	1.01%[3]	Mar-2037	$378	$374	$376
	1.06%[3]	Jul-2043	15,127	15,020	14,992
	1.08%[3]	Jun-2037	2,019	2,019	2,012
	1.11%[3]	Mar-2043	13,315	13,284	13,198
	1.11%[3]	Nov-2044	24,961	24,965	24,860
	1.14%[3]	Nov-2042	8,045	8,049	7,979
	1.16%[3]	Apr-2037 - Oct-2044	21,116	21,158	21,012
	1.22%[3]	Oct-2042	7,009	7,043	6,969
	1.26%[3]	Dec-2040 - Feb-2043	43,019	42,886	42,965
	1.28%[3]	Jun-2042	4,789	4,816	4,787
	1.31%[3]	Mar-2042	11,268	11,289	11,268
	1.35%[3]	Mar-2041	8,088	8,156	8,101
	1.36%[3]	Mar-2042 - Oct-2043	17,279	17,345	17,288
	1.46%[3]	Dec-2040	3,808	3,820	3,846
	2.58%[3]	May-2033	447	449	468
	2.61%[3]	Aug-2033 - Sep-2035	1,099	1,097	1,150
	2.72%[3]	Aug-2033	1,654	1,651	1,739
	2.73%[3]	Jul-2033	1,930	1,937	2,032
	2.76%[3]	Apr-2034	1,380	1,415	1,443
	2.78%[3]	Nov-2033	2,405	2,406	2,487
	2.80%[3]	Jul-2033	380	379	396
	2.81%[3]	Aug-2033	830	829	874
	3.00%	Apr-2031 - Jun-2046	68,081	70,606	68,263
	3.13%[3]	Nov-2034	1,448	1,486	1,521
	3.50%	Oct-2026 - Jan-2046	66,615	69,632	68,741
	3.50%	Dec-2045	25,000	25,642	25,624
	4.00%	Jun-2018 - Jan-2045	54,673	56,308	57,669
	4.50%	Mar-2018 - May-2044	70,825	73,825	76,211
	5.00%	Mar-2017 - Apr-2041	21,004	21,672	22,904
	5.50%	Jul-2017 - Jun-2038	11,274	11,314	12,569
	6.00%	Jan-2017 - Nov-2037	6,879	6,915	7,778
	6.50%	Sep-2028 - Jul-2036	1,164	1,192	1,319

continued
16	AFL-CIO HOUSING INVESTMENT TRUST

Fannie Mae Securities (36.8% of net assets) continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	7.00%	Sep-2027 - May-2032	$1,068	$1,071	$1,223
	7.50%	May-2018 - Sep-2031	404	405	461
	8.00%	Apr-2030 - May-2031	69	70	73
	8.50%	Dec-2021 - Apr-2031	43	43	47
	9.00%	May-2025	1	1	1
			518,894	530,569	534,646
Multifamily	0.97%	Nov-2022	22,815	22,825	22,829
	1.10%	Dec-2025	21,015	21,026	21,007
	1.16%	Jan-2023	18,134	18,142	18,141
	1.20%	Jan-2026	5,000	5,003	5,007
	1.38%	Jan-2023	29,760	29,740	29,860
	1.48%	Apr-2022	10,075	10,080	10,077
	2.21%	Dec-2022	31,201	31,220	30,781
	2.21%	Dec-2022	23,679	23,694	23,361
	2.24%	Dec-2022	31,266	31,285	30,882
	2.26%	Nov-2022	6,496	6,522	6,426
	2.34%	Sep-2026	28,500	28,729	27,213
	2.38%	Jul-2026	21,840	21,897	20,844
	2.44%	Aug-2026	22,400	22,400	21,603
	2.46%	Aug-2026	25,830	25,845	24,767
	2.48%	Jul-2021	45,000	45,097	45,093
	2.48%	Oct-2028	24,990	25,127	23,456
	2.50%	Jun-2026	60,000	60,000	57,436
	2.50%	Jul-2026	37,680	37,810	35,745
	2.57%	Sep-2028	40,100	40,877	37,896
	2.70%	Nov-2025	16,288	16,317	16,130
	2.72%	Jul-2028	36,400	36,986	34,807
	2.75%	Jul-2028	15,750	16,027	15,238
	2.80%	Mar-2018 - Apr-2025	20,390	20,724	20,118
	2.84%	Mar-2022	3,603	3,619	3,681
	2.85%	Mar-2022	33,000	33,079	33,609
	2.91%	Jun-2031	25,000	25,273	23,794
	2.92%	Jan-2026 - Apr-2028	34,255	34,417	34,015
	2.94%	Jul-2039	16,794	17,043	16,540
	2.97%	May-2026	19,170	20,023	19,262
	2.99%	Jun-2025	2,750	2,764	2,776
	3.00%	Mar-2028	9,360	9,370	9,167
	3.02%	Jun-2027	4,075	4,095	4,117
	3.04%	Apr-2030	25,100	25,240	24,685
	3.05%	Apr-2030	28,800	28,851	28,006
	3.12%	Apr-2030	14,000	14,007	13,831
	3.18%	May-2035	11,929	12,157	11,791
	3.20%	Oct-2027	10,812	10,911	10,970
	3.21%	May-2030	7,303	7,477	7,279
	3.22%	Sep-2026	28,451	28,511	29,269
	3.25%	Nov-2027	10,812	10,911	10,994
	3.26%	Jan-2027	7,792	7,833	7,979
	3.31%	Oct-2027	16,321	16,585	16,608
	3.36%	Dec-2023 - Oct-2029	20,190	20,245	20,720
	3.40%	Oct-2026	3,092	3,117	3,217
	3.41%	Sep-2023	13,880	14,025	14,510
	3.42%	Apr-2035	5,555	5,669	5,502
	3.43%	Oct-2026	7,589	7,652	7,912

continued

ANNUAL REPORT 2016	17

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2016 (dollars in thousands)

Fannie Mae Securities (36.8% of net assets) continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
3.46%	Dec-2023	$ 3,500	$ 3,517	$3,648
3.54%	Oct-2021	7,221	7,244	7,584
3.61%	Sep-2023	6,604	6,672	6,924
3.63%	Jul-2035	21,987	22,030	22,437
3.66%	Jul-2021	109,302	109,370	115,299
3.66%	Oct-2023	4,852	4,910	5,101
3.77%	Dec-2033	10,500	10,775	10,975
3.84%	May-2018	7,140	7,230	7,318
3.87%	Sep-2023	2,547	2,611	2,705
4.03%	Oct-2021	6,937	6,941	7,418
4.06%	Oct-2025	24,414	24,510	26,246
4.15%	Jun-2021	9,073	9,082	9,711
4.22%	Jul-2018	847	847	864
4.25%	May-2021	4,143	4,144	4,440
4.27%	Nov-2019	5,812	5,810	6,144
4.32%	Nov-2019	2,871	2,870	3,037
4.33%	Nov-2019 - Mar-2021	23,488	23,487	24,780
4.38%	Apr-2020	9,860	9,866	10,484
4.44%	May-2020	5,848	5,849	6,232
4.49%	Jun-2021	953	957	1,027
4.50%	Feb-2020	4,105	4,104	4,164
4.52%	Nov-2019 - May-2021	6,979	7,000	7,474
4.55%	Nov-2019	2,750	2,750	2,921
4.56%	Jul-2019	7,099	7,101	7,503
4.66%	Jul-2021	1,266	1,272	1,289
4.68%	Jul-2019	12,694	12,687	13,441
4.69%	Jan-2020 - Jun-2035	13,587	13,617	14,454
4.71%	Mar-2021	5,708	5,736	6,185
4.73%	Feb-2021	1,500	1,506	1,626
4.80%	Jun-2019	2,072	2,071	2,195
4.86%	May-2019	1,384	1,384	1,465
4.89%	Nov-2019	856	857	915
4.94%	Apr-2019	3,384	3,382	3,579
5.00%	Jun-2019	1,810	1,810	1,924
5.02%	Jun-2019	784	785	834
5.04%	Jun-2019	1,793	1,792	1,906
5.05%	Jun-2019	1,259	1,259	1,339
5.08%	Apr-2021	40,000	40,002	44,605
5.09%	Jun-2018	3,851	3,861	3,870
5.11%	Jul-2019	837	838	892

5.12%	Jul-2019	8,380	8,374	8,938
5.13%	Jul-2019	850	850	907
5.14%	Jan-2018	586	586	605
5.15%	Oct-2022	2,376	2,384	2,460
5.25%	Jan-2020	6,568	6,571	7,073
5.29%	May-2022	5,063	5,063	5,613
5.30%	Aug-2029	5,918	5,822	6,701
5.45%	May-2033	2,600	2,608	2,537
5.46%	Feb-2017	7,607	7,607	7,638
5.47%	Aug-2024	7,976	8,003	8,336
5.52%	Mar-2018	567	568	569
5.60%	Feb-2018 - Jan-2024	10,134	10,133	11,122

continued
18	AFL-CIO HOUSING INVESTMENT TRUST

Fannie Mae Securities (36.8% of net assets) continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	5.63%	Dec-2019	$4,050	$4,055	$4,202
	5.69%	Jun-2041	4,703	4,834	5,507
	5.75%	Jun-2041	2,281	2,354	2,572
	5.91%	Mar-2037	1,861	1,896	1,932
	5.96%	Jan-2029	354	355	368
	6.03%	Jun-2017 - Jun-2036	4,525	4,567	4,535
	6.06%	Jul-2034	8,781	8,959	9,656
	6.11%	Aug-2017	3,333	3,333	3,415
	6.14%	Sep-2033	272	283	281
	6.15%	Jan-2019	31,702	31,703	33,591
	6.15%	Jan-2023 - Oct-2032	6,660	6,690	6,561
	6.22%	Aug-2032	1,556	1,578	1,542
	6.23%	Sep-2034	1,282	1,320	1,339
	6.28%	Nov-2028	2,493	2,579	2,467
	6.35%	Aug-2032	9,506	9,527	9,748
	6.38%	Jul-2021	5,091	5,099	5,668
	6.39%	Apr-2019	829	828	815
	6.52%	May-2029	4,650	4,884	5,114
	6.63%	Apr-2019	1,880	1,880	1,896
	7.20%	Aug-2029	768	760	776
	7.75%	Dec-2024	1,274	1,274	1,274
	8.40%	Jul-2023	307	305	310
	8.50%	Nov-2019	1,456	1,477	1,584
			1,494,098	1,501,892	1,511,558
When Issued[2]	1.26%	Jan-2027	25,000	25,008	24,965
	2.49%	Dec-2026	17,076	17,140	16,286
	3.15%	Jan-2027	21,000	21,053	21,225
	3.41%	Feb-2029	22,849	23,042	23,187
			85,925	86,243	85,663
Total Fannie Mae Securities			$2,098,917	$2,118,704	$2,131,867

Ginnie Mae Construction Securities (3.1% of net assets)

	Interest Rates[4]			Unfunded
	Permanent	Construction	Maturity Date	Commitments[5]	Face Amount	Amortized Cost	Value
Multifamily	3.30%	3.30%	Jul-2057	$7,551	$18,376	$19,161	$18,641
	3.40%	3.40%	Nov-2058	10,212	384	543	352
	3.50%	3.50%	Mar-2057	4,956	18,341	19,281	19,133
	3.50%	3.50%	Apr-2057	321	25,221	25,989	26,402
	3.53%	3.53%	Apr-2042	11,515	6,785	7,470	7,357
	3.55%	3.55%	Apr-2057	7,035	34,595	35,752	36,070
	3.60%	3.60%	Jun-2057	2,962	11,353	11,931	11,924
	3.62%	3.62%	Dec-2057	7,483	22,266	22,866	23,480
	3.66%	3.66%	Jul-2058	21,047	2,953	3,267	3,178
	3.68%	3.68%	Jun-2057 - Aug-2057	13,987	28,590	29,803	30,597
Total Ginnie Mae Construction Securities				$87,069	$168,864	$176,063	$177,134

ANNUAL REPORT 2016	19

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2016 (dollars in thousands)

Freddie Mac Securities (13.3% of net assets)

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	1.00	% [3]	Feb-2036	$1,834	$1,834	$1,831
	1.03	% [3]	May-2037	244	244	243
	1.05	% [3]	Apr-2036 - Mar-2045	34,523	34,548	34,272
	1.10	% [3]	Aug-2043	6,297	6,293	6,257
	1.18	% [3]	Oct-2040	5,228	5,224	5,221
	1.20	% [3]	Oct-2040 - Jun-2044	49,685	49,702	49,608
	1.25	% [3]	Nov-2040	6,019	6,081	6,019
	1.37	% [3]	Aug-2037	5,301	5,373	5,329
	2.50	% [3]	Jan-2043 - Aug-2046	19,437	19,754	18,534
	2.74	% [3]	Oct-2033	1,007	999	1,059
	2.84	% [3]	Jun-2033	460	459	484
	3.00%		Aug-2042 - Sep-2046	85,905	88,111	85,695
	3.02	% [3]	Jul-2035	285	284	301
	3.50%		Jan-2026 - Sep-2046	210,518	216,714	216,430
	4.00%		Aug-2020 - Mar-2045	83,987	88,209	88,468
	4.50%		Aug-2018 - Dec-2044	74,525	78,377	80,306
	5.00%		Jan-2019 - Mar-2041	13,519	13,686	14,550
	5.50%		Oct-2017 - Jul-2038	5,814	5,784	6,491
	6.00%		Apr-2017 - Feb-2038	6,537	6,612	7,436
	6.50%		Apr-2028 - Nov-2037	1,057	1,069	1,216
	7.00%		Apr-2028 - Mar-2030	67	62	79
	7.50%		Aug-2029 - Apr-2031	65	62	76
	8.00%		Aug-2017 - Dec-2029	2	2	2
	8.50%		Nov-2018 - Jan-2025	82	82	95
	9.00%		Mar-2025	54	54	63
				612,452	629,619	630,065
Multifamily	1.18%		Jan-2023	21,054	21,055	21,067
	1.23%		Sep-2022	38,014	37,963	38,059
	1.32%		Nov-2022	35,000	35,000	35,021
	2.95%		Jan-2018	1,095	1,085	1,104
				95,163	95,103	95,251
When Issued[2]	4.00%		Jan-2047	40,000	41,654	42,017
Total Freddie Mac Securities				$747,615	$766,376	$767,333
20	AFL-CIO HOUSING INVESTMENT TRUST

State Housing Finance Agency Securities (3.9% of net assets)

		Interest Rates[4]				Unfunded
	Issuer	Permanent	Construction	Maturity Date		Commitments[5]	Face Amount	Amortized Cost	Value
Multifamily	City of Chicago	—	2.00%	May-2019		$—	$5,700	$5,700	$5,698
	NYC Housing Development Corp	2.95%	—	Nov-2045		—	5,000	5,000	4,996
	Connecticut HFA	3.25%	—	May-2050		—	12,500	12,376	10,850
	NYC Housing Development Corp	3.75%	—	May-2035 - Nov-2035		—	5,980	5,980	5,985
	MassHousing	3.85%	—	Dec-2058		—	9,980	9,976	8,881
	NYC Housing Development Corp	4.00%	—	Dec-2028		—	5,000	5,103	5,218
	MassHousing	4.04%	—	Nov-2032		—	1,305	1,305	1,307
	MassHousing	4.13%	—	Dec-2036		—	5,000	5,000	5,100
	NYC Housing Development Corp	4.20%	—	Dec-2039		—	8,305	8,305	8,499
	NYC Housing Development Corp	4.25%	—	Nov-2025		—	1,150	1,150	1,200
	NYC Housing Development Corp	4.29%	—	Nov-2037		—	1,190	1,190	1,179
	NYC Housing Development Corp	4.40%	—	Nov-2024		—	4,120	4,120	4,303
	NYC Housing Development Corp	4.44%	—	Nov-2041		—	1,120	1,120	1,118
	NYC Housing Development Corp	4.49%	—	Nov-2044		—	455	455	454
	NYC Housing Development Corp	4.50%	—	Nov-2030		—	1,680	1,682	1,761
	MassHousing	4.50%	—	Dec-2056		—	45,000	45,000	45,952
	NYC Housing Development Corp	4.60%	—	Nov-2030		—	4,665	4,665	4,908
	NYC Housing Development Corp	4.70%	—	Nov-2035		—	1,685	1,685	1,781
	NYC Housing Development Corp	4.78%	—	Aug-2026		—	12,500	12,502	13,241
	NYC Housing Development Corp	4.80%	—	Nov-2040		—	2,860	2,862	2,995
	NYC Housing Development Corp	4.90%	—	Nov-2034 - Nov-2041		—	8,800	8,800	9,246
	NYC Housing Development Corp	4.95%	—	Nov-2039 - May-2047		—	13,680	13,683	14,350
	MassHousing	5.55%	—	Nov-2039		—	5,000	4,981	5,409
	MassHousing	5.69%	—	Nov-2018		—	1,830	1,830	1,900
	MassHousing	5.70%	—	Jun-2040		—	13,250	13,252	13,904
	MassHousing	6.42%	—	Nov-2039		—	22,000	22,000	23,291
	MassHousing	6.50%	—	Dec-2039		—	690	691	705
	MassHousing	6.58%	—	Dec-2039		—	11,385	11,386	11,633
	MassHousing	6.70%	—	Jun-2040		—	10,895	10,895	11,661
						—	222,725	222,694	227,525
Forward Commitments	MassHousing	—	3.00%	Oct-2018	[6]	9,464	—	(95)	(24)
	Connecticut Housing Finance Auth	—	3.25%	Nov-2019	[6]	22,450	50	(5)	88
						31,914	50	(100)	64
Total State Housing Finance Agency Securities						$31,914	$222,775	$222,594	$227,589

ANNUAL REPORT 2016	21

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2016 (dollars in thousands)

Commercial Mortgage-Backed Securities (2.5% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$10,000	$10,169	$10,054
Deutsche Bank	2.94%	Jan-2046	19,070	19,544	19,292
Nomura	3.19%	Mar-2046	20,000	20,406	20,384
JP Morgan	3.48%	Jun-2045	10,000	10,476	10,465
Citigroup	3.62%	Jul-2047	8,000	8,216	8,291
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,311	2,357
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,137	5,236
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,134	5,262
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,135	5,305
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,539	21,226
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,181	7,284
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,186	7,555
Deutsche Bank	5.00%	Nov-2046	18,990	19,450	20,595
Total Commercial Mortgage Backed Securities			$137,135	$140,884	$143,306

Other Multifamily Investments (0.3% of net assets)

	Interest Rates[4]			Unfunded
Issuer	Permanent	Construction	Maturity Date	Commitments[5]	Face Amount	Amortized Cost	Value
Direct Loans
Harry Silver Housing Company, Inc.	—	3.20%	Apr-2017	$—	$5,197	$5,201	$5,211
Harry Silver Housing Company, Inc.	—	3.20%	Apr-2017	2,596	207	208	214
				2,596	5,404	5,409	5,425
Privately Insured Construction/Permanent Mortgages[7]
IL Housing Development Authority	5.40%	—	Mar-2047	—	8,185	8,187	8,163
IL Housing Development Authority	6.20%	—	Dec-2047	—	3,097	3,108	3,078
IL Housing Development Authority	6.40%	—	Nov-2048	—	936	947	922
				—	12,218	12,242	12,163
Total Other Multifamily Investments				$2,596	$17,622	$17,651	$17,588

United States Treasury Securities (8.1% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	1.63%	Feb-2026	$15,000	$14,695	$14,016
	1.63%	May-2026	10,000	10,090	9,325
	2.00%	Aug-2025	45,000	44,330	43,598
	2.13%	May-2025	85,000	83,530	83,346
	2.25%	Nov-2024	65,000	66,928	64,612
	2.25%	Nov-2025	30,000	30,601	29,621
	2.38%	Aug-2024	90,000	90,439	90,437
	2.50%	May-2024	39,000	38,790	39,594
	2.50%	Feb-2046	15,000	14,317	13,330
	2.50%	May-2046	15,000	15,808	13,331
	2.88%	Aug-2045	10,000	10,261	9,623
	3.13%	Aug-2044	55,000	56,764	55,668
Total United States Treasury Securities			$474,000	$476,553	$466,501

Total Fixed-Income Investments			$5,706,541	$5,793,989	$5,811,071

22	AFL-CIO HOUSING INVESTMENT TRUST

Equity Investments in Wholly Owned Subsidiary (less than 0.05% of net assets)

Issuer	Number of Shares	Face Amount (Cost)	Amount of Dividends or Interest	Value
Building America CDE, Inc.[8]	1,000	$1	$—	$98
HIT Advisers LLC[9]	—	1	—	$(576)
Total Equity Investments	1,000	$2	$—	$(478)

Short-Term Investments (3.7% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
NYS Housing Finance Agency	0.72%[10]	May-2049	$31,000	$31,000	$31,000
NYS Housing Finance Agency	0.75%[10]	Nov-2049	18,300	18,300	18,300
Blackrock Federal Funds 30	0.42%	Jan-2017	164,502	164,502	164,502
Total Short-Term Investments			$213,802	$213,802	$213,802

Total Investments			$5,920,345	$6,007,793	$6,024,395

Footnotes

[1]	Tax-exempt bonds collateralized by Ginnie Mae securities.

[2]	The HIT records “when issued” securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

[3]	The coupon rate shown on these floating or adjustable rate securities represents the rate at period end.

[4]	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

[5]	The HIT may make commitments to securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $121.6 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by deal, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

[6]	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing finance agency (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to November 1, 2019. The notes are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

[7]	Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

[8]	The HIT holds the shares of Building America CDE, Inc. (Building America or BACDE), a wholly owned subsidiary of the HIT. Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury. The investment in BACDE is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates its carrying value. The shares of BACDE are not registered under the federal securities laws.

[9]	The HIT has a direct and indirect wholly owned membership interest in HIT Advisers, LLC, a Delaware limited liability company, governed by applicable provisions of the Investment Advisers Act of 1940 and applicable state law. The investment in HIT Advisers, LLC is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates its carrying value. The membership interest is not registered under the federal securities laws.

[10]	Variable rate bond with a weekly interest rate reset and can be redeemed at par, with accrued and unpaid interest, with a seven-day notice. The coupon rate shown represents the rate at period end.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2016	23

Statement of Operations

For the Year Ended December 31, 2016 (dollars in thousands)

Investment income	$163,546

Expenses
Non-officer salaries and fringe benefits	10,022
Officer salaries and fringe benefits	5,562
Consulting fees	1,457
Investment management	1,261
Marketing and sales promotion (12b-1)	1,068
Legal fees	822
Auditing, tax and accounting fees	506
Insurance	377
Trustee expenses	28
Rental expenses	1,163
General expenses	1,522
Total expenses	23,788

Net investment income	139,758

Net realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	19,547
Net change in unrealized appreciation (depreciation) on investments	(55,674)
Net realized and unrealized gains (losses) on investments	(36,127)

Net increase (decrease) in net assets resulting from operations	$103,631

See accompanying Notes to Financial Statements.

24	AFL-CIO HOUSING INVESTMENT TRUST

Statements of Changes in Net Assets

For the Years Ended December 31, 2016 and 2015 (dollars in thousands)

Increase (decrease) in net assets from operations	2016	2015
Net investment income	$139,758	$131,326
Net realized gain (loss) on investments	19,547	17,357
Net change in unrealized appreciation (depreciation) on investments	(55,674)	(94,968)
Net increase (decrease) in net assets resulting from operations	103,631	53,715

Decrease in net assets from distributions
Distributions to participants or reinvested from:
Net investment income	(152,539)	(142,621)
Net decrease in net assets from distributions	(152,539)	(142,621)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	373,174	601,394
Dividend reinvestment of units of participation	135,239	129,235
Payments for redemption of units of participation	(124,034)	(45,778)
Net increase from unit transactions	384,379	684,851

Total increase (decrease) in net assets	335,471	595,945

Net assets
Beginning of period	$5,455,282	$4,859,337
End of period	$5,790,753	$5,455,282

Distribution in excess of net investment income	$(2,059)	$(2,409)

Unit information
Units sold	327,020	530,460
Distributions reinvested	118,390	113,611
Units redeemed	(109,790)	(40,410)
Increase in units outstanding	335,620	603,661

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2016	25

NOTES TO FINANCIAL STATEMENTS

NOTE 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, VEBAs and other funds that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

INVESTMENT VALUATION

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information, and reporting to the Board of Trustees on valuation issues, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets.

Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer supplied market information. For state housing finance agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information, and credit ratings. For commercial mortgage-backed securities independent pricing services generally base prices on cash flow models, that take into consideration benchmark yields, and utilize available trade information, dealer quotes, and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans, and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/benchmark yields, as well as, dealer supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the referral of the asset to an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2016, the HIT fair valued less than 0.05% of the HIT’s net assets.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT has two wholly owned subsidiaries, Building America CDE, Inc. (Building America or BACDE) and HIT Advisers LLC (HIT Advisers). Building America and HIT Advisers are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates their respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of December 31, 2016:

Investment securities: ($ in thousands)

	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$—	$153,977	$—	$153,977
Ginnie Mae Securities	—	1,663,506	—	1,663,506
Ginnie Mae Construction Securities	—	177,134	—	177,134
Fannie Mae Securities	—	2,046,204	—	2,046,204
Freddie Mac Securities	—	725,316	—	725,316
Commercial Mortgage-Backed Securities	—	143,306	—	143,306
State Housing Finance Agency Securities	—	227,525	—	227,525
Other Multifamily Investments
Direct Loans	—	—	5,425	5,425
Privately Insured Construction/Permanent Mortgages	—	12,163	—	12,163
Total Other Multifamily Investments	—	12,163	5,425	17,588
United States Treasury Securities	—	466,501	—	466,501
Equity Investments	—	—	(478)	(478)
Short-Term Investments	213,802	—	—	213,802
Other Financial Instruments*	—	190,014	—	190,014
Total	$213,802	$5,805,646	$4,947	$6,024,395

*If held in the portfolio at report date, other financial instruments include forward commitments, TBA and when issued securities.

26     AFL - CIO HOUSING INVESTMENT TRUST

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the year ended December 31, 2016:

Investments in Securities ($ in thousands)

	FHA Permanent Securities	Other Multifamly Investments	Equity Investments	Total
Beginning Balance, 12/31/2015	$10	$5,180	$(5)	$5,185
Total Unrealized Gain (Loss)*	—	38	(474)	(436)
Cost of Purchases	—	207	1	208
Paydowns	(2)	—	—	(2)
Transfers in/out of Level 3	(8)	—	—	(8)
Ending Balance, 12/31/2016	$—	$5,425	$(478)	$4,947

* Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2016 totaled $(436,000) and is included on the accompanying Statement of Operations.

Level 3 securities primarily consist of two Direct Loans (Other Multifamily Investments) which were valued by an independent pricing service near par at December 31, 2016 due to: a coupon rate of 3.20%, low loan-to-value estimates, and remaining expected maturities of 4 months or less. The HIT’s policy is to recognize transfers between levels at the beginning of the reporting period. For the year ended December 31, 2016, there was one transfer from level 3 to level 2, as a result of the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 89% of distributed income for the year ended December 31, 2016.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 PLAN OF DISTRIBUTION

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2016, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever was greater. During the year ended December 31, 2016, the HIT incurred approximately $1,068,000, or less than 0.02% of its average monthly net assets, in 12b-1 expenses.

NOTE 2. Investment Risks

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

ANNUAL REPORT 2016     27

NOTES TO FINANCIAL STATEMENTS

NOTE 3. Transactions with Related Entities

BUILDING AMERICA

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury. Building America has committed $85 million in New Markets Tax Credit (NMTC) awards to qualified transactions. In November 2016, Building America was awarded an additional $45 million in NMTCs for the 2015 and 2016 combined allocation round. Building America receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions. The HIT receives no services from Building America and carries it as a portfolio investment that meets the definition of a controlled affiliate.

The NMTC program1, which is run by the CDFI Fund, provides tax credits to equity investors that invest in real estate and businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities.

Summarized financial information for Building America on a historical cost basis is included in the table below:

$ in Thousands
As of December 31, 2016
Assets	$ 305
Liabilities	$ 207
Equity	$ 98

For the year ended December 31, 2016
Income	$ 561
Expenses	(416)
Tax expenses	(45)
Net Income	$ 100

In accordance with a contract, in addition to its equity interest, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available. Also in accordance with the contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. A rollforward of advances to Building America by the HIT is included in the table below:

Advances to Building America by HIT	$ in Thousands
Beginning Balance, 12/31/2015	$ 261
Advances in 2016	393
Repayment by Building America in 2016	(579)
Ending Balance, 12/31/2016	$ 75

1 The NMTC Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.

HIT ADVISERS

In June 2016, HIT participants authorized it to form a wholly owned subsidiary investment adviser and to register it, as appropriate, under applicable federal or state law. In August 2016, the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the Investment Company Act of 1940 to allow the HIT to organize and acquire the securities issued by a wholly owned subsidiary that will operate as an investment adviser and be registered under the Investment Advisers Act of 1940. HIT wholly owns HIT Advisers, a Delaware limited liability company, directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also a wholly owned subsidiary of the HIT. This structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

Summarized financial information for HIT Advisers on a historical cost basis is included in the table below:

$ in Thousands
As of December 31, 2016
Assets	$ 37
Liabilities	$ 613
Equity	$ (576)

For the year ended December 31, 2016
Income	$ —
Expenses	577
Tax expenses	—
Net Income	$ (577)

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities. Also in accordance with the contract, the HIT provides the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of December 31, 2016, HIT Advisers had no clients or assets under management and did not earn income. A rollforward of advances to HIT Advisers by the HIT is included in the table below:

Advances to HIT Advisers by HIT	$ in Thousands
Beginning Balance, 12/31/2015	$ —
Advances in 2016	607
Repayment by HIT Advisers LLC in 2016	—
Ending Balance, 12/31/2016	$ 607

NOTE 4. Commitments

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2016, the HIT had outstanding unfunded purchase commitments of approximately $121.6 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2016, the value of the publicly traded securities maintained for the reserve in a segregated account was approximately $5.5 billion.

NOTE 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2016, were $1.5 billion and $80.0 million, respectively.

NOTE 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

28     AFL-CIO HOUSING INVESTMENT TRUST

The tax character of distributions paid during 2016 and 2015 were as follows ($ in thousands):

	2016	2015
Ordinary investment income	$152,539	$142,621
Total distributions paid to participants or reinvested	$152,539	$142,621

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows ($ in thousands):

2016
Accumulated capital loss carryforward	$(2,598)
Unrealized appreciation	16,602
Undistributed ordinary income	2,985
Other temporary differences	(5,043)
Total accumulated earnings	$11,946

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of deferred compensation plans, accrued expenses, and depreciation.

During 2016, the HIT utilized $6,765,500 of accumulated capital loss carryforward from prior years to offset current year capital gains. As of December 31, 2016, the HIT’s accumulated short-term capital loss carry forward was $2,598,000, which may be used to offset future capital gains for an unlimited period.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns, distributions, meals and entertainment expense, and insurance premiums paid. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2016, the HIT recorded the following permanent reclassifications ($ in thousands):

2016
Accumulated net investment income	$13,131
Accumulated net realized losses	$(12,781)
Amount invested and reinvested by current participants	$(350)

At December 31, 2016, the cost of investments for federal income tax purposes was $6,007,793,000 which approximated book cost at amortized cost adjusted for wash sales, if any. Net unrealized gain aggregated $16,602,000 at period-end, of which $93,654,000 related to appreciated investments and $77,052,000 related to depreciated investments.

NOTE 7. Retirement & Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the period ended December 31, 2016, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2016 is for the 2015 Plan year-ended at June 30, 2016. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2015 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2016 Contributions	2,168,887
2016 Contribution Rate	24%
Surcharge Imposed	no
Expiration Date of Collective Bargaining Agreement	03/31/2017

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Years Contributions to Plan Exceeded More
Pension Fund	Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2014 [1]

1 The 2014 plan year ended at June 30, 2015.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2016.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2016, the HIT matched dollar for dollar the first $5,800 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2016, was approximately $300,300.

NOTE 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 12, 2017. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility during, and had no outstanding balance under the facility for, the year ended December 31, 2016. No compensating balances are required.

NOTE 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

NOTE 10. New Accounting Pronouncement

In February 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2016-02, Leases, which intends to improve financial reporting about leasing transactions. The ASU affects all companies and other organizations that lease assets such as real estate and equipment. The new disclosure is effective for annual or interim periods beginning on or after December 15, 2019. Management is evaluating the impact of this update on its financial statements and disclosures.

ANNUAL REPORT 2016   29

Financial Highlights

Selected Per Share Data and Ratios for the Years Ended December 31

Per share data	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1,121.13	$1,140.10	$1,107.45	$1,171.21	$1,170.21

Income from investment operations:
Net investment income *	27.46	29.41	32.48	34.11	38.55
Net realized and unrealized gains (losses) on investments	(5.33)	(16.43)	34.38	(61.53)	10.81
Total income (loss) from investment operations	22.13	12.98	66.86	(27.42)	49.36
Less distributions from:
Net investment income	(29.97)	(31.95)	(34.21)	(36.33)	(40.74)
Net realized gains on investments	—	—	—	(0.01)	(7.62)
Total distributions	(29.97)	(31.95)	(34.21)	(36.34)	(48.36)

Net asset value, end of period	$1,113.29	$1,121.13	$1,140.10	$1,107.45	$1,171.21

Ratios/supplemental data
Ratio of expenses to average net assets	0.41%	0.43%	0.43%	0.43%	0.42%
Ratio of net investment income to average net assets	2.4%	2.6%	2.9%	3.0%	3.3%
Portfolio turnover rate	20.3%	18.9%	18.3%	29.5%	27.3%

Number of outstanding units at end of period	5,201,499	4,865,879	4,262,218	4,077,108	3,906,752

Net assets, end of period (in thousands)	$5,790,753	$5,455,282	$4,859,337	$4,515,201	$4,575,635

Total return	1.94%	1.13%	6.10%	(2.37%)	4.27%

*The average shares outstanding method has been applied for this per share information.

See accompanying Notes to Financial Statements.

30	AFL-CIO HOUSING INVESTMENT TRUST

BOARD OF TRUSTEES

Overall responsibility for the management of the HIT, the establishment of policies, and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT’s Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT’s Investor Relations Office at (202) 331-8055, or by viewing the HIT’s website at www.aflcio-hit.com.

Correspondence intended for a trustee may be sent to the AFL-CIO Housing Investment Trust, 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037.

Richard Ravitch,** age 83; Chairman; service commenced 1991, expires 2017; Manager, Waterside Plaza LLC; formerly Lieutenant Governor, State of New York; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

Richard L. Trumka,** age 67; Union Trustee; service commenced 1995, expires 2017; President, AFL- CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO.

Liz Shuler, age 46; Union Trustee; service commenced 2009, expires 2018; Secretary- Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW.

Vincent Alvarez, age 48; Union Trustee; service commenced 2012; expires 2019; President, New York City Central Labor Council (NYCCLC); formerly Assistant Legislative Director, New York State AFL-CIO; formerly Chief of Staff, NYCCLC.

James Boland, age 66; Union Trustee; service commenced 2010, expires 2019; President, International Union of Bricklayers and Allied Craftworkers (BAC); Co-Chair, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Member, BAC Staff Health Plan; Trustee, BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary Treasurer, BAC.

Sean McGarvey, age 54; Union Trustee; service commenced 2012, expires 2018; President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department.

Jack Quinn, age 65; Management Trustee; service commenced 2005, expires 2017; President, Erie Community College; Director, Kaiser Aluminum Corporation; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.

Kenneth E. Rigmaiden, age 63; Union Trustee; service commenced 2011, expires 2017; General President, International Union of Painters and Allied Trades of the United States and Canada (IUPAT); Director, Coalition of Black Trade Unionists; Trustee, IUPAT International PensionFund; formerly Executive General Vice President, IUPAT; Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way.

Marlyn J. Spear,** CFA, age 62; Management Trustee; service commenced 1995, expires 2018; Director, Baird Funds, Inc.; formerly Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Member, Greater Milwaukee Foundation Investment Committee.

Tony Stanley,** age 83; Management Trustee; service commenced 1983, expires 2019; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

* Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

** Executive Committee member.

ANNUAL REPORT 2016	31

LEADERSHIP

All officers of the HIT are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191 and Ms. Johnstone who is located at One Sansome Street, Suite 3500, San Francisco, California 94104.*

Stephen Coyle, age 71; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992. He has presided over the HIT’s growth from a $529 million fund in 1992 to $5.8 billion in total net assets at year-end 2016. During his time as CEO, he has overseen $6.2 billion in HIT investment in $10.7 billion in development ($8.1 billion and $13.4 billion in constant dollars, respectively), creating over 87,000 housing units and over 58,000 union construction jobs.**

Theodore S. Chandler, age 57; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2009; formerly Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency.

Erica Khatchadourian, age 49; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Chang Suh, CFA, age 45; Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since 2005; formerly Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen.

Nicholas C. Milano, age 49, General Counsel, AFL-CIO Housing Investment Trust since 2013; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer,

AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Debbie Cohen, age 66; Chief Development Officer, AFL-CIO Housing Investment Trust since 2009; formerly Chief Director of Marketing and Investor Relations, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Emily Johnstone, age 43; Executive Vice President and Managing Director of Defined Contribution Marketing, AFL-CIO Housing Investment Trust since 2016; formerly Managing Director of Business Development and Regional Marketing Director, AFL-CIO Housing Investment Trust; Director of Investor Relations and Director of the West Regional Office, RBC Capital Markets.

Christopher Kaiser, age 52; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

Thalia B. Lankin, age 38; Chief Business Development Officer, AFL-CIO Housing Investment Trust since 2016; Chief Operating Officer, Building America CDE, Inc.; formerly Director of Operations, Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.

Harpreet Singh Peleg, CFA, CPA age 43; Controller, AFL-CIO Housing Investment Trust since 2005; Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers.

Eric W. Price, age 55; Executive Vice President, AFL-CIO Housing Investment Trust since 2010; Chief Executive Officer, Building America CDE, Inc.; formerly Senior Vice President, Abdo Development; Senior Vice President, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, D.C.

Lesyllee White, age 54; Executive Vice President and Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company.

Stephanie H. Wiggins, age 51; Executive Vice President and Chief Investment Officer, AFL-CIO Housing Investment Trust since 2001; Director, Resource Capital Corp.; formerly Director of Fannie Mae Finance, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President/ Multifamily Transaction Manager, WMF Capital Corporation.

* Except for Ms. Wiggins, no officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified.

**Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail.

32	AFL-CIO HOUSING INVESTMENT TRUST

AFL-CIO Housing Investment Trust

National Office

2401 Pennsylvania Avenue, N.W.

Suite 200

Washington, D.C. 20037

(202) 331-8055

www.aflcio-hit.com

New York City Office

1270 Avenue of the Americas

Suite 210

New York, New York 10020

(212) 554-2750

New England Regional Office

Ten Post Office Square, Suite 800

Boston, Massachusetts 02109

(617) 850-9071

Western Regional Office

One Sansome Street, Suite 3500

San Francisco, California 94104

(415) 433-3044

Southern California Office

155 North Lake Avenue, Suite 800

Pasadena, California 91101

(626) 993-6676

Independent Registered Public Accounting Firm

Ernst & Young LLP

McLean, Virginia

Corporate Counsel

Katten Muchin Rosenman LLP

Washington, D.C.

Securities Counsel

Perkins Coie LLP

Washington, D.C.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, Delaware

Custodian

Bank of New York Mellon

New York, New York

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic benefit figures in this report are provided by Pinnacle Economics, Inc. and HIT. Estimates are calculated using an IMPLAN input-output model based on HIT project data and secondary source materials and are shown in 2015 dollars.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW

Suite 200

Washington, D.C. 20037

202-331-8055

www.aflcio-hit.com

bug

Item 2. Code of Ethics.

(a)	The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2016. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.
(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)	The Trust’s Code of Ethics was not amended during the period covered by the Report.
(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.
(e)	Not applicable.
(f)	(1) A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)

(1)

The Trust’s Board of Trustees has determined that Marlyn Spear possesses the attributes to qualify as an Audit Committee financial expert and has designated Ms. Spear the Audit Committee’s financial expert.

(2)	Ms. Spear is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)        Audit fees.

The aggregate fees billed for professional services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $454,000 for the fiscal year ended December 31, 2016.

The aggregate fees billed for professional services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $432,000 for the fiscal year ended December 31, 2015.

(b)        Audit-related fees.

The aggregate fees billed by the Registrant’s independent auditors for assurance and related services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for assurance and related services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(c)        Tax fees.

The aggregate fees billed by the Registrant’s independent auditors for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance, were $32,150 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance, were $31,000 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d)	All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item, which consisted of the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards, were $16,000 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (a), (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item,

which consisted of the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards, were $16,000 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (a), (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e)	(1)	The charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.
(2)	No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant were performed by persons other than the accountant’s full-time permanent employees.
(g)	The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Registrant for fiscal years ending December 31, 2016 and December 31, 2015 were $48,150 and $47,000, respectively. The Trust has no investment adviser.
(h)	Not applicable. The Trust’s accountant performed no non-audit services for the Trust’s investment adviser during each of the last two fiscal years.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

(a)	Included herein under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or this Item 10.

Item 11. Controls and Procedures.

(a)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2016.
(b)	There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) The Trust’s Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(3)

Not Applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:

/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date: March 9, 2017

/s/ Erica Khatchadourian

Erica Khatchadourian,
Chief Financial Officer
AFL-CIO Housing Investment Trust

Date: March 8, 2017